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                                                                    EXHIBIT 23.2






INDEPENDENT AUDITORS' CONSENT AND REPORT ON SCHEDULE

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-52802 of UTI Corporation of our report dated March 20, 2000, except for Note 1, as to which the date is December 22, 2000, and Note 15, as to which the date is February 23, 2001, on the consolidated financial statements of MDMI Holdings, Inc. (formerly Medical Device Manufacturing, Inc. (d/b/a Rivo Technologies)) as of December 31, 1999 and for the period from July 2, 1999 (date of inception) through December 31, 1999, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



Our audit of the consolidated financial statements referred to in our aforementioned report also included the 1999 financial statement schedule of MDMI Holdings, Inc., listed in Item 16. This financial statement schedule is the responsibility of the Corporation's management. Our responsibility is to express an opinion based on our audit. In our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2001


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-52802 of UTI Corporation of our report dated April 16, 1999 on the financial statements of G&D, Inc. (d/b/a Star Guide Corporation) as of December 31, 1998 and 1997 and for each of the two years in the period ended December 31, 1998, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2001


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-52802 of UTI Corporation of our report dated March 17, 2000, except for
Note 1, as to which the date is December 22, 2000, on the consolidated financial statements of Noble-Met, Ltd. and Subsidiary as of and for the year ended December 31, 1999, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2001